REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), by and among EMERITUS CORPORATION, a Washington corporation (the “Company”); AP SUMMERVILLE, LLC, a Delaware limited liability company (“AP Summerville”), AP SUMMERVILLE II, LLC, a Delaware limited liability company (“AP Summerville II”), APOLLO REAL ESTATE INVESTMENT FUND III, L.P., a Delaware limited partnership (“AREIF III”), and APOLLO REAL ESTATE INVESTMENT FUND IV, L.P., a Delaware limited partnership (“AREIF IV”, and together with AP Summerville, AP Summerville II and AREIF III, the “Apollo Holders”); GRANGER COBB (“Cobb”); Daniel R. Baty ("Baty"), CATALINA GENERAL PARTNERSHIP, L.P., a Washington limited partnership ("Catalina"), COLUMBIA SELECT, L.P., a Washington limited partnership ("Columbia"), and B.F., LIMITED PARTNERSHIP, a Washington limited partnership ("B.F.", and together with Baty, Catalina and Columbia, the “Baty Holders”); and SARATOGA PARTNERS IV, L.P., a Delaware limited partnership, SARATOGA COINVESTMENT IV, LLC, a Delaware limited liability company, and SARATOGA MANAGEMENT COMPANY, LLC, a Delaware limited liability company (the “Saratoga Holders”, and together with the Apollo Holders, Cobb, and the Baty Holders, and their respective successors and assigns, the “Holders”) is entered into as of March 29, 2007, to be effective as of the Effective Time (as defined in the Merger Agreement).

WHEREAS, the Company, Summerville Senior Living, Inc. ("Summerville") and certain shareholders of the Company and Summerville have entered into that certain Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) under which AP Summerville and AP Summerville II have acquired shares of Common Stock of the Company.

WHEREAS, as contemplated by the Merger Agreement, AREIF III and AREIF IV have received shares of Common Stock of the Company in connection with the Apollo Debt Repayment (as defined in the Merger Agreement).

WHEREAS, the Company and the Holders now desire to enter into this Agreement concurrently with the issuance of shares pursuant to the Merger Agreement and the Apollo Debt Repayment to define the rights which exist among the Holders, on the one hand, and the Company, on the other, with respect to the Registrable Securities (as defined herein);

NOW, THEREFORE, in consideration of the mutual premises, agreements and covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

For purposes of this Agreement, the following terms shall have the following respective meanings (each such meaning to be equally applicable to the singular and plural forms thereof):

“Agreement” means this Registration Rights Agreement.

"Apollo Group" means the group of persons comprised of the Apollo Holders.

"Baty Group" means the group of persons comprised of the Baty Holders.

“Commission” shall mean the Securities and Exchange Commission, and any other similar or successor agency of the federal government at the time administering the Securities Act or the Securities Exchange Act.

“Common Stock” means the Company’s voting Common Stock, par value $.0001 per share.

“Company” has the meaning assigned such term in the preamble hereto.

“Counsel,” with respect to any Registration Statement to be filed by the Company pursuant to this Agreement, shall mean a single law firm selected by a majority in interest of Holders of Registrable Securities to be included in such Registration Statement to represent all of the Holders of Registrable Securities with respect to such Registration Statement.

“Holders” has the meaning assigned such term in the preamble hereto.

“Holders of Registrable Securities” shall mean a person who owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

"Major Shareholder Group" means the Apollo Group, the Baty Group or the Saratoga Group.

"Maximum Amount" means, with respect to an Underwritten Offering, the maximum number of Registrable Securities that, in the opinion of the managing underwriter(s) for such offering, can be marketed at a price reasonably related to the then current market value of such securities and without materially and adversely affecting such offering.

“NASD” means the National Association of Securities Dealers, Inc. and any successor organization thereto.

"person" means an individual, corporation, partnership, limited liability company, trust or other entity.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering, registering for sale any of the Registrable Securities and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock of the Company beneficially owned by the Holders as of the effective date hereof; provided, that any security’s status as a Registrable Security shall cease when the registration rights with respect to such security shall have terminated pursuant to Section 2.10.

“Registration Statement” means any registration statement of the Company which registers for sale any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

"Saratoga Group" means the group of persons comprised of the Saratoga Holders.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Underwritten Offering” means an offering pursuant to a Registration Statement in which securities of the Company are sold (i) to an underwriter for reoffering to the public or (ii) through a broker-dealer acting as a sales agent other than ordinary trading transactions for which the broker-dealer is not required to deliver a Prospectus (other than the base Prospectus forming a part of a shelf Registration Statement filed pursuant to Rule 415 under the Securities Act). For purposes of this Agreement only, a broker-dealer acting either as an underwriter as described in clause (i) of the preceding sentence or as a sales agent as described in clause (ii) thereof, is referred to as an

"underwriter" and any agreement entered into with any such underwriter is referred to as an "underwriting agreement".

ARTICLE 2

REGISTRATION RIGHTS

SECTION 2.1  Shelf Registration.

2.1.1  The Company shall cause to be filed with the Commission on or prior to January 1, 2008 (or such later date as a majority in interest of the Apollo Electing Holders may agree), a shelf registration statement (the “Initial Shelf Registration Statement”) pursuant to Rule 415 under the Securities Act (the “Initial Shelf Registration”) on Form S-3 to cover resales by the Apollo Electing Holders (as defined below) of Registrable Securities held by them at the time of the filing of the Initial Shelf Registration Statement (the "Apollo Initial Shelf Shares") and resales by the Saratoga Holders of up to the number of Saratoga Initial Shelf Shares determined under Section 2.1.2). "Apollo Electing Holders means AP Summerville, AREIF III and/or the limited partners of AREIF III.”). The Company shall use its commercially reasonable best efforts to cause such Initial Shelf Registration Statement to be declared effective by the Commission on or prior to April 1, 2008 (or such later date as a majority in interest of the Apollo Electing Holders may agree). The Company shall, subject to Section 2.1.5, use its commercially reasonable best efforts to keep the Initial Shelf Registration Statement continuously effective until the earlier of (1) the sale of all Registrable Securities registered under the Initial Shelf Registration; (2) when all of the Registrable Securities covered by the Initial Shelf Registration Statement may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act or otherwise and (3) April 1, 2010, which date shall be extended by the aggregate number of days of any suspensions by the Company under Section 2.1.5 (such period being referred to herein as the “Effectiveness Period”).

2.1.2  The Saratoga Holders shall be entitled to include in the Initial Shelf Registration Statement that number of shares of Common Stock (the "Saratoga Initial Shelf Shares") equal to 1,800,000 minus the number of shares, if any, in excess of 2,000,000 that one or more of the Saratoga Holders have sold from March 28, 2006 through the date on which the Initial Shelf Registration Statement is declared effective with the Commission.

2.1.3  None of the Company nor any of its security holders other than the Apollo Electing Holders and the Saratoga Holders (to the extent determined under Section 2.1.2 above) shall have the right to include any of the Company’s securities in the Initial Shelf Registration Statement.

2.1.4  A majority in interest of the Apollo Electing Holders may elect to effect an offering of Registrable Securities under the Initial Shelf Registration Statement pursuant to an Underwritten Offering. The Apollo Electing Holders electing to participate in such Underwritten Offering shall select a managing underwriter or underwriters of recognized national standing reasonably acceptable to the Company. The Company will cooperate in the customary manner in such Underwritten Offering. The Saratoga Holders shall have the right to include (pro rata based on the number of shares of Common Stock held by each of the Saratoga Holders) in such Underwritten Offering up to that number of Saratoga Initial Shelf Shares as are then owned by the Saratoga Holders; provided, however, that if, in the opinion of the of the managing underwriter(s) for such Underwritten Offering, the total number of shares that the Apollo Electing Holders and the Saratoga Holders wish to include in such Underwritten Offering exceeds the Maximum Amount, then the Apollo Electing Holders who have elected to participate in such offering shall be entitled to include (pro rata based on the number of shares of Common Stock owned by each of them) their Proportionate Share (as defined below) of the Maximum Amount in such offering and the Saratoga Holders who have elected to participate in such offering shall be entitled to include (pro rata based on the number of shares of Common Stock owned by each of them) their Proportionate Share of the Maximum Amount in such offering. For these purposes, the term "Proportionate Share" shall mean (i) with respect to the Apollo Electing Holders, a fraction, the numerator of which is the Apollo Initial Shelf Shares and the denominator of which is the sum of the Apollo Initial Shelf Shares and the Saratoga Initial Shelf Shares and (ii) with respect to the Saratoga Holders, a fraction, the numerator of which is the Saratoga Initial Shelf Shares and the denominator of which is the sum of the Apollo Initial Shelf Shares and the Saratoga Initial Shelf Shares. The Apollo Electing Holders shall have the right to effect only one Underwritten Offering under the Initial Shelf Registration Statement.

2.1.5  The Company may suspend the use of the Prospectus forming a part of the Initial Shelf Registration Statement for a period not to exceed an aggregate of 180 days during the Effectiveness Period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Apollo Electing Holders and the Saratoga Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

SECTION 2.2  Registration on Demand.

2.2.1  Demand. At any time that is eighteen (18) months after the effective date of this Agreement ("Demand Date"), upon the written request (each, a “Demand”; collectively, “Demands”) of a majority in interest of the Apollo Holders, a majority in interest of the Baty Holders or a majority in interest of the Saratoga Holders (the “Demand Holders”) that the Company effect the registration under the Securities

Act of the number of Registrable Securities specified by the Demand Holders, the Company shall, subject to the provisions hereof, file, as soon as practicable and in any event within 60 days after the Demand is received from the Demand Holders, the registration under the Securities Act of the Registrable Securities on behalf of the Holders and any of their Affiliates which the Company has been so requested to register by the Demand Holders (each, a “Demand Registration”) and shall use its commercially reasonable best efforts, subject to Section 2.6 below, to cause the same to be declared effective by the Commission as soon as practicable and in any event within 120 days after receipt of such Demand. Requests from any Holder to include shares in a registration pursuant to Section 2.3 and the Initial Shelf Registration Statement provided for in Section 2.1 shall not constitute a Demand for purposes of this Section 2.2.1.

2.2.2  Shelf Registration. In addition to the Initial Shelf Registration Statement provided for in Section 2.1, at any time after the Demand Date that the Company is eligible to use a short-form registration statement for registering securities for sale to the public at large, a majority in interest of the Apollo Holders, a majority in interest of the Baty Holders or a majority in interest of the Saratoga Holders may, at their option, request (a “Shelf Demand”) that a Registration be effected on a delayed or continuous basis, pursuant to Rule 415 under the Securities Act (the “Demand Shelf Registration”). The Company agrees to keep effective such registration statement (the “Demand Shelf Registration Statement”), subject to Section 2.6 below, until the earlier of (a) such date as of which all the Registrable Securities under the Demand Shelf Registration Statement have been disposed of in the manner described in such registration statement, (b) when all of the Registrable Securities covered by the Demand Shelf Registration Statement may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act or otherwise and (3)  one year after the date on which such Demand Shelf Registration Statement is declared effective; provided, however, that the one-year period for which the Demand Shelf Registration Statement shall be effective shall be extended on a day-for-day basis for any day during such period that the Holders are unable to sell shares of Registrable Securities pursuant to the Demand Shelf Registration Statement due to a delay or suspension imposed by the Company under Section 2.6; provided, further, that no more than one (1) Shelf Demand may be made by each of the Apollo Group, the Baty Group and the Saratoga Group pursuant to this Section 2.2.2.

2.2.3  Registration Statement Form. Registrations under this Section 2.2 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company. The Company shall include in any such registration statement all information which, in the opinion of counsel to the Company, is required to be included.

2.2.4  Limitations on Registration on Demand; Shelf Registrations. The Company shall not be required to prepare and file a registration statement pursuant to this Section 2.2 which would become effective within 120 days (or such shorter period as may be acceptable to the Company) following the effective date of a registration statement (other than pursuant to registrations on Form S-4 or Form S-8 or any successor form or forms) filed by the Company with the Commission pertaining to an Underwritten Offering of convertible debt securities or equity securities for cash for the account of the Company or another holder of securities of the Company. Notwithstanding anything in this Section 2.2 to the contrary, in no event shall the Company be required to effect in the aggregate, more than two (2) registrations pursuant to this Section 2.2 for each of the Apollo Group, the Baty Group and the Saratoga Group.

2.2.5  Holders, Ability to Withdraw Registration Statement. The Demand Holder shall have the right to request that the Company not have a registration statement filed pursuant to a Demand declared effective. If the Demand Holders elect to pay or reimburse the Company for the Company’s out-of-pocket expenses incurred in connection with such registration, or if the Demand Holders withdraw their Demand during the pendency of a delay as described in Section 2.6, such withdrawn registration statement shall not be counted for purposes of the requests for registration to which such Demanding Holder is entitled pursuant to Section 2.2.1 hereof.

2.2.6  Registration of Other Securities. A registration statement filed pursuant to the request of the Demand Holders may, subject to the provisions of Section 2.9 hereof, include (a) Registrable Securities of Holders not making a demand pursuant to this Section 2.2.1 or 2.2.2 and (b) other securities of the Company with respect to which registration rights have been granted and may include securities of the Company being sold for the account of the Company.

SECTION 2.3  Incidental Registration. If the Company, at any time or any one or more occasions after the effective date of this Agreement, proposes to register (other than pursuant to Section 2.1) any shares of Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than pursuant to registrations on Form S-4 or Form S-8 or any successor form or forms) the Company shall give not less than 15 days’ nor more than 90 days’ prior written notice to each Holder of Registrable Securities of its intention to do so. Upon the written request from the Holders of Registrable Securities given within twenty (20) days after receipt of such notice from the Company, the Company will use its commercially reasonable best efforts to cause the Registrable Securities requested to be registered to be so registered under the Securities Act. A request pursuant to this Section 2.3 shall state the number of Registrable Securities requested to be registered and the intended method of distribution thereof. In connection with any registration subject to this Section 2.3, the Holders shall enter into such underwriting, lock-up and other agreements, and shall execute and complete such questionnaires and other documents, as are reasonably requested by the representative of the underwriters. The Company shall have the right to delay, suspend, terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration for any reason whether or not any Holder has elected to include any securities in such registration. Notwithstanding any other provision of this Agreement, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 2.9 hereof.

No registration effected under this Section 2.3 shall relieve the Company of its obligation to effect a registration required under Section 2.1 or 2.2.

SECTION 2.4  Effective Registration Statement. A registration pursuant to Section 2.1 and Section 2.2 shall not be deemed to have been effected (a) unless a registration statement with respect thereto has become effective, (b) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders and has not thereafter become effective, (c) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Holders, or (d) if an Initial Shelf Registration Statement or a Demand Shelf Registration Statement, if such registration statement has not been kept effective for the periods set forth in Sections 2.1.1 and 2.2.2, respectively.

SECTION 2.5  Underwritten Offering; Selection of Underwriter. If the Holders of Registrable Securities so elect, an offering of Registrable Securities pursuant to a registration under Section 2.2.1 may be effected in the form of an Underwritten Offering. If a registration under Section 2.2.1 is an Underwritten Offering, the Demand Holders shall select a managing underwriter or underwriters of recognized national standing reasonably acceptable to the Company to administer the offering. The Company will cooperate in the customary manner in such Underwritten Offering.

SECTION 2.6  Suspension. The Company may delay, suspend, delay the effectiveness of or withdraw the registration of the Registrable Securities required pursuant to Section 2.2, or the preparation or furnishing of a supplemental or amended Prospectus pursuant to Section 2.7(l), for an aggregate of 120 days per year (on a rolling twelve month basis) if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders whose shares are covered by the registration statement with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

SECTION 2.7  Registration Procedures. In connection with the registration of any Registrable Securities in accordance with this Article 2, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)  prepare and file with the Commission within the time limits prescribed herein a Registration Statement with respect to such securities and use its commercially reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein;

(b)  prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary and, subject to Section 2.1.5 and Section 2.6 herein, use its commercially reasonable best efforts to keep such Registration Statement continuously effective; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Securities Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented; the Company shall not be deemed to have used its commercially reasonable best efforts to keep a registration statement effective during a period if it voluntarily takes any action that results in participating Holders not being able to sell such Registrable Securities during such period, unless such action (i) is required under applicable law, (ii) is permitted pursuant to Sections 2.1.5 and 2.6, or (iii) is determined in good faith by the Board of Directors of the Company to be in the Company’s best interest;

(c)  notify the Holders of Registrable Securities and underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance (or, to the Company’s best knowledge, the threat or contemplation) by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 2.7(q) and Section 2.7(r) below cease to be true and correct, (v) of the reasonable determination of the Company that a post-effective amendment to such Registration Statement would be appropriate, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(d)  use every reasonable effort to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(e)  if requested by the managing underwriters or the Holders of Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Company agree should be included therein and as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as is commercially reasonable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment and (iii) supplement or make amendments to such Registration Statement; provided, however, that the Company shall not be required to take any of the actions in this Section 2.7(e) which are not, in the opinion of counsel for the Company, in compliance with applicable law;

(f)  furnish to each seller and to each duly authorized broker or underwriter of each seller such number of authorized copies of a Prospectus, including copies of a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other customary documents as such seller, broker or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

(g)  use its commercially reasonable best efforts to register or qualify (and to keep each such registration and qualification effective, including through new filings, renewals or amendments, during the period such registration statement is required to be kept effective) the securities covered by such Registration Statement under such securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other reasonable acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities to be sold by such seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation, or to consent to the jurisdiction of any court or subject itself to suit in any jurisdiction wherein it is not qualified;

(h)  before filing the Registration Statement or Prospectus or amendments or supplements thereto, furnish to Counsel for the Holders of Registrable Securities included in such Registration Statement copies of all such documents proposed to be filed, all of which shall be subject to the review and comment of such Counsel in the exercise of their reasonable judgment;

(i)  use its commercially reasonable best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities exercising jurisdiction over the Company as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(j)  in connection with an Underwritten Offering, participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders of Registrable Securities, in customary efforts to sell the securities under the offering, including, without limitation, participating in “road shows”;

(k)  cause the Registrable Securities covered by each Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(l)  notify each seller of any such Registrable Securities covered by such Registration Statement, of the Company’s becoming aware that such Registration Statement or the Prospectus included in such Registration Statement, as then in effect, or any document incorporated or deemed to be incorporated therein by reference, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the written request of any such seller, but subject to Sections 2.1.5 and 2.6, promptly prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference, or file any other document so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(m)  comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(n)  use its commercially reasonable best efforts to cause all such Registrable Securities covered by such Registration Statement to be listed or quoted on the principal securities exchange on which similar securities issued by the Company are then listed or quoted, if the listing or quoting of such Registrable Securities is then permitted under the rules of such exchange;

(o)  provide a transfer agent, registrar and/or trustee, as applicable, for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

(p)  cooperate with the selling holders of Registrable Securities and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters, if any, or holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment Underwritten Offering, or at least ten business days prior to any other such sale;

(q)  in connection with an Underwritten Offering, enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and to the Holders of Registrable Securities participating therein, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type or may reasonably be requested by the underwriters, including, without limitation, indemnification and contribution to the effect and to the extent provided herein;

(r)  enter into such customary agreements and take all such other customary actions reasonably requested in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of Registrable Securities) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) make such representations and warranties to the Holders of Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, the Prospectus, and documents, if any incorporated or deemed to be incorporated by reference in the Registration Statement, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of Registrable Securities) addressed to the Holders of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the Holders of Registrable Securities and such underwriters, (iii) obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is or is required to be included in the Registration Statement) addressed to the Holders of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 2.12 hereof (or such other provisions and procedures acceptable to the Holders of Registrable Securities) with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be requested by the Holders of Registrable Securities and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

(s)  cooperate with the Holders of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

(t)  upon execution and delivery of such confidentiality agreements as the Company shall reasonably request (which agreement shall not restrict any such person’s obligations under applicable securities laws), make available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by the sellers or any such underwriter, pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, all as necessary to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; and

If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company; provided, that in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the Company may delete the reference to such Holder rather than include such language.

SECTION 2.8  Expenses. All expenses incurred in effecting the registrations (whether or not such registrations are consummated) provided for in this Article 2, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits incident to or required by any such registration (including the costs of any comfort letters) and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2.7(g) hereof, transfer taxes, fees of transfer agents, registrars and trustees, costs of insurance, duplicating fees, delivery expenses, expenses incurred with the listing of the securities on any securities exchange, shall be paid by the Company; provided, however, that such the Company shall not bear any underwriting discounts and commissions relating to Registrable Securities.

SECTION 2.9  Marketing Restrictions. If (i) a Holder of Registrable Securities requests registration of Registrable Securities as contemplated by Section 2.2 or Section 2.3, (ii) the offering proposed to be made is to be an Underwritten Offering, and (iii) the managing underwriters of such public offering are of the opinion that the total amount of securities to be included in such offering would exceed the Maximum Amount, then the rights of the Holders of Registrable Securities and the holders of other securities having the right to include such securities in such such Underwritten Offering shall be as follows:

(a)  If such Underwritten Offering shall have been proposed by the Company, (a) the Company shall be entitled to participate in such Underwritten Offering first; (b) then Holders of Registrable Securities who elect to participate shall be entitled to participate in such Underwritten Offering (pro rata based on the number of shares of Common Stock held by the participating Holders of Registrable Securities (on an as converted basis), and in accordance with other relative priorities, if any, as shall exist among them); and (c) then other holders of securities of the Company, if any, entitled to participate pursuant to any other agreement between the Company and such holders shall be entitled to participate in such Underwritten Offering (with the holders of such securities being entitled to participate in accordance with other relative priorities, if any, as shall exist among them), in each case with further pro rata allocations to the extent any such person has requested registration of fewer securities than such person is entitled to have registered so that the number of securities to be included in such registration will not exceed the Maximum Amount;

(b)  If such Underwritten Offering shall have been requested by the Demand Holders pursuant to Section 2.2 hereof, (1) the Holders of Registrable Securities shall be entitled to participate in such Underwritten Offering (pro rata based on the number of Registrable Securities (on an as converted basis) held by each) first; (2) then the Company will be entitled to participate in such Underwritten Offering and (3) then the other security holders of the Company, if any, entitled to participate pursuant to any other agreement between the Company and such holders will be entitled to participate in such Underwritten Offering (with the holders of such securities being entitled to participate in accordance with the relative priorities, if any, as shall exist among them), in each case with further pro rata allocations to the extent any such person has requested to include in such Underwritten Offering fewer securities than such person is entitled to have included in such Underwritten Offering so that the number of securities to be included in such Underwritten Offering will not exceed the Maximum Amount;

(c)  If such Underwritten Offering shall have been requested by the holders of other securities pursuant to a right granted by the Company to request such Underwritten Offering, (A) the holders requesting such Underwritten Offering shall be entitled to participate in such registration (with such holders being entitled to participate in accordance with the relative priorities, if any, as shall exist among them) first; (B) then the Holders of Registrable Securities, the Company and other holders of securities of the Company entitled to participate pursuant to any other agreement between the Company and such holders shall be entitled to participate in such registration (pro rata based on the number of shares of Common Stock held by each Holder, the number of shares proposed to be registered by the Company and the number of shares held by other holders of securities (on an as converted basis) and in accordance with the other relative priorities, if any, as shall exist among them), in each case with further pro rata allocations to the extent any such person has requested registration of fewer securities than such person is entitled to have registered so that the number of securities to be included in such registration will not exceed the Maximum Amount; and

(d)  no securities (issued or unissued) other than those registered and included in the Underwritten Offering shall be offered for sale or other disposition in a transaction which would require registration under the Securities Act (but excluding any issuance of shares pursuant to registrations on Form S-4 or Form S-8 or any successor form or forms) until the expiration of 90 days after the effective date of the Registration Statement in which Registrable Securities were included pursuant to Section 2.3 or such shorter period as may be acceptable to the Company and the

Holders of a majority of the Registrable Securities who may be participating in such offering.

In the event that any Major Shareholder Group proposes to sell, pursuant to a then-effective Demand Registration Statement, more than 30% of the shares of Common Stock then owned by such Major Shareholder Group in a transaction or series of related transactions not involving an Underwritten Offering, then such Major Shareholder Group shall notify the designated representatives of the other Major Shareholder Groups a reasonable period of time prior to such proposed sale and each of the other Major Shareholder Groups shall have the right, exercisable upon prompt notice to the designated representative of the Major Shareholder Group proposing the sale, to participate in such sale on a pro rata basis (in accordance with the number of shares of Common Stock then held by each Major Shareholder Group). For these purposes, Stuart Koenig shall be the designated representative of the Apollo Group, David Niemiec shall be the designated representative of the Saratoga Group and Baty will be the designated representative of the Baty Group.

SECTION 2.10  Termination of Rights. Notwithstanding the foregoing provisions of this Article 2, the rights to registration shall terminate as to any particular Registrable Securities when (a) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of in accordance with such effective Registration Statement, (b) written opinion(s), to the effect that such Registrable Securities may be sold without registration under the Securities Act or applicable state law and without restriction as to the volume and timing of such sale, shall have been received from counsel for the Company reasonably acceptable to the Holders of a majority of such Registrable Securities sought to be sold, or (c) such Registrable Securities have been sold in a transaction in which the transferee receives a certificate without a restrictive legend.

SECTION 2.11  Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities as soon as practicable, make publicly available such information as is necessary to permit sales under Rule 144), and will take such further actions as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

SECTION 2.12  Indemnification.

(a)  In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such Registration Statement, its directors and officers or general and limited partners (and the directors and officers thereof) (each, a “Person”), each person who participates as an underwriter or qualified independent underwriter/pricer (“independent underwriter”), if any, in the offering or sale of such securities, each officer, director or partner of such underwriter or independent underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including fees of counsel and any amounts paid in any settlement approved by the Company (which such approval shall not be unreasonably withheld or delayed)) to which such seller, any such director or officer or general or limited partner or any such underwriter or independent underwriter, such officer, director or partner of such underwriter or independent underwriter or controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary Prospectus (together with the documents incorporated by reference or filed with the Commission) and any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of any federal or state rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse as incurred such seller and each such director, officer, general or limited partner, underwriter, independent underwriter, director, or officer or partner of such underwriter or independent underwriter and controlling person for any legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any such seller or any such director, officer, general or limited partner, underwriter, independent underwriter, director or officer or partner of such underwriter or independent underwriter or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof) or expense arises out of or is based upon (A) any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any such seller or any such director, officer, general or limited partner, underwriter, independent underwriter, director or officer or partner of such underwriter or independent underwriter or controlling person, expressly for use in the preparation thereof or (B) the failure of any such seller or any such director, officer, general or limited partner, underwriter, independent underwriter or controlling person, to comply with any legal requirement applicable to him to deliver a copy of a Prospectus or any supplements or amendments thereto after the Company has made such documents available to such Persons. Such indemnity and reimbursement of expenses shall remain in full force and effect following the transfer of such securities by such seller.

(b)  The Company, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with this Agreement, shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities and any underwriter or independent underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.12) the Company and its directors and officers and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons (within the meaning of the Securities Act) with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or information has been furnished to the Company or its representative by or on behalf of such seller or underwriter expressly for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement; provided, however, that the aggregate amount which any such seller or prospective seller shall be required to pay pursuant to such undertaking shall be limited to the amount of the net proceeds received by such Person upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such claim. Such indemnity shall remain in full force and effect following the transfer of such securities by such seller.

(c)  As soon as possible after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.12, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.12, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2.12 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim or to employ counsel reasonably satisfactory to such indemnified party; provided that the indemnified parties shall have the right to employ one counsel (in each case together with appropriate local counsel) (such counsel to be selected by the Holders of a majority of the Registrable Securities included in such registration) to represent such indemnified parties if, in such indemnified parties’ reasonable judgment, a conflict of interest between the indemnified parties and the indemnifying parties exists or may exist in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid as incurred by the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimants or plaintiffs to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. No indemnifying party will be liable for any settlement effected without its prior written consent, which consent will not be unreasonably withheld or delayed.

(d)  Indemnification similar to that specified in the preceding paragraphs of this Section 2.12 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and “blue sky” laws.

(e)  If the indemnification provided for in this Section 2.12 is unavailable or insufficient to hold harmless an indemnified party under Section 2.12(a) or (b) of this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 2.12(a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or other omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.12(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 2.12(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 2.12(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 2.12(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 2.12(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 2.12(e) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 2.12(e), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 2.12(c) has not been given with respect to such action; provided that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this Section 2.12(e), except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. Notwithstanding anything in this Section 2.12(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.12(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

(f)  The provisions of this Section 2.12 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain in full force and effect following the transfer of the Registrable Securities by any such party.

SECTION 2.13  Agreements of Holders.

(a)  Each Holder of Registrable Securities shall advise the Company of the dates on which any disposition of Registrable Securities hereunder is expected to commence and terminate, the number of Registrable Securities expected to be sold, the method of disposition, and such other information as the Company may reasonably request in order to supplement the Prospectus in accordance with the rules and regulations of the Commission.

(b)  Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of a notice from the Company under Section 2.7(l) of the Company’s becoming aware that the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Holder shall not dispose of, sell or offer for sale Registrable Securities under the Registration Statement until such Holder receives (i) copies of the supplemented or amended Prospectus or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events, (ii) notice in writing (the “Advice”) from the Company that the use of the Prospectus may be resumed, and (iii) copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

(c)  In the event the Company shall give any such notice, the time period regarding the effectiveness of the Registration Statement set forth in this Article 2 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each selling Holder covered by the Registration Statement shall have received the copies of the supplemented or amended Prospectus, the Advice and any additional or supplemental filings that are incorporated by reference in the Prospectus.

ARTICLE 3

CHANGES IN REGISTRABLE SECURITIES

If, and as often as, there is any change in the Registrable Securities by way of a combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Holders of the Registrable Securities as of the date of this Agreement as follows:

SECTION 4.1  Due Authorization. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite action.

SECTION 4.2  Binding Obligation. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company.

SECTION 4.3  No Violation. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, by the Company does not violate any provision of law, any order of any court or other agency of government, any organizational document of the Company or any provision of any material indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company which violation, conflict, breach or default or lien, charge, restriction or encumbrance would have a material adverse effect on the business, condition (financial or otherwise) of the Company taken as a whole.

SECTION 4.4  Government Action. No action has been taken and no statute, rule or regulation or order has been enacted, no injunction, restraining order or order of any nature has been issued by a federal or state court of competent jurisdiction and no action, suit or proceeding is pending against or affecting or threatened against, the Company before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would in any manner draw into question the validity of this Agreement. Other than filings required with the Commission and under state securities laws, no action or approval by, or filing or registration with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement by the Company.

ARTICLE 5

BENEFITS OF AGREEMENT

The obligations of the Company under this Agreement shall inure to the benefit of, and be enforceable by, the initial Holders and their successors and assigns without any further action on the part of any party hereto.

ARTICLE 6

MISCELLANEOUS

SECTION 6.1  Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed or telecopied, or mailed by certified or registered mail, return receipt requested, postage pre-paid, addressed as follows:

(a)  if to the Company, 3131 Elliot Avenue, Suite 500, Seattle, Washington 98121, Attention: Eric Mendelsohn; with a copy to Perkins Coie LLP, 1201 Third Avenue, Seattle, Washington 98101, Attention: Michael E. Stansbury, Esq.;

(b)  if to an initial Holder of Registrable Securities, at such address as may have been furnished to the Company in writing by such Holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the

Holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

SECTION 6.2  Waivers; Amendments. No failure or delay of any Holder of Registrable Securities or the Company in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of such Holder and the Company are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Agreement may be amended, modified or waived with (and only with) the written consent of the Company and a majority in interest of each Major Shareholder Group. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

SECTION 6.3  Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Washington without regard to principles of conflicts of law.

SECTION 6.4  Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Holders of Registrable Securities and shall continue in full force and effect so long as this Agreement is in effect regardless of any investigation made by such Holders. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

SECTION 6.5  Covenants to Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Agreement contained by or on behalf of the parties hereto shall bind their successors and assigns, whether so expressed or not.

SECTION 6.6  Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.7  Section Headings. The section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

SECTION 6.8  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 6.9  Termination. The obligations of the Company to register the Registrable Securities hereunder shall terminate in accordance with the terms of this Agreement.

SECTION 6.10  Complete Agreement. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way, and any other agreements or understandings as to securities registration or similar rights among the parties hereto are hereby terminated.

SECTION 6.11  No More Favorable Agreements. Without the written consent of the holders of a majority in aggregate amount of Registrable Securities then outstanding, the Company will not hereafter, enter into any other agreement with respect to its securities with any person which grants such person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the Holders of Registrable Securities as set forth herein and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

SECTION 6.12  Termination of Existing Agreement. Upon effective date of this Agreement, that certain Registration Rights Agreement dated as of December 30, 1999 by and between the Company and Saratoga Partners IV, L.P. shall terminate and be of no further force and effect.

(REMAINER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.

EMERITUS CORPORATION

By: /s/ Daniel R. Baty

Name: Daniel R. Baty

Title: Chairman and Chief Executive Officer

AP SUMMERVILLE, LLC

By: KRONUS PROPERTY III, INC.
                            its Manager

By: /s/ Stuart Koenig

Name: Stuart Koenig

Title: Vice President, Chief Financial Officer

AP SUMMERVILLE II, LLC

By: KRONUS PROPERTY IV, INC.
                           its Manager

By: /s/ Stuart Koenig

Name: Stuart Koenig

Title: Vice President, Chief Financial Officer

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By: Apollo Real Estate Advisors III, L.P.,
                       its General Partner

By: Apollo Real Estate Capital
                                  Advisors III, Inc., its General Partner

By: /s/ Stuart Koenig

Name: Stuart Koenig

Title: Vice President, Chief Financial Officer

APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.

By: Apollo Real Estate Advisors IV, L.P.,
                            its General Partner

By: Apollo Real Estate Capital
                            Advisors IV, Inc., its General Partner

By: s/ Stuart Koenig

Name: Stuart Koenig

Title: Vice President, Chief Financial Officer

/s/ Granger Cobb

GRANGER COBB

/s/ Daniel R. Baty_____________
DANIEL R. BATY

CATALINA GENERAL PARTNERSHIP, L.P.

By: B.F., LIMITED PARTNERSHIP,

its general partner

By: Columbia Pacific Group, Inc.,

its general partner

By: s/ Daniel R. Baty ______

Name: Daniel R. Baty

Title: President_______________

COLUMBIA SELECT, L.P.

By: B.F., LIMITED PARTNERSHIP,

its general partner

By: Columbia Pacific Group, Inc.,

its general partner

By: s/ Daniel R. Baty ___

Name: Daniel R. Baty _________

Title: President ________

B.F., LIMITED PARTNERSHIP

By: Columbia Pacific Group, Inc.,

its general partner

By: s/ Daniel R. Baty _____

Name: _ Daniel R. Baty _________

Title: President ________

SARATOGA PARTNERS IV, L.P.

By: SARATOGA ASSOCIATES IV LLC,
                            its General Partner

By SARATOGA MANAGEMENT
         COMPANY LLC, as Manager

By: /s/ Charles P. Durkin, Jr._______

Its: Member_________

SARATOGA COINVESTMENT IV LLC

By: SARATOGA MANAGEMENT COMPANY,
       LLC, its Managing Member

By: /s/ Charles P. Durkin, Jr.____

Its: Member ____________

SARATOGA MANAGEMENT COMPANY, LLC

By: /s/ Charles P. Durkin, Jr.______

Its: Member __________